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                                                                    EXHIBIT 32.2

                       Certification Furnished Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Unifab International, Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, who is the Chief Financial Officer of the Company, certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

                  2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

                                                /s/  Peter J. Roman
                                                -------------------------------
                                                Name: Peter J. Roman
                                                Title: Chief Financial Officer
                                                Date: March 29, 2004

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